Supplement to the
Fidelity Low Duration Bond Factor ETF
December 30, 2019
Summary Prospectus

Effective October 1, 2020, Richard Munclinger replaces Jay Small as a co-manager of the fund.

Effective October 1, 2020, the following information supplements similar information found in the ”Fund Summary” section under the heading ”Portfolio Manager(s)”.

Richard Munclinger (co-manager) has managed the fund since October 2020.

LDE-SUM-20-01 1.9900302.100	September 9, 2020